Exhibit 99.2






STAR BANC
CORPORATION

Merges with

FIRSTAR

July 1, 1998





                          Forward Looking Information

This presentation contains forward looking statements with respect to the financial condition, results of operations and business of Star Banc Corporation and Firstar Corporation assuming the consummation of the merger, a combined Firstar and Star Banc, including statements relating to: (i) the cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger; and (ii) the restructuring charges expected to be incurred in connection with the merger. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities:
(i) expected cost savings from the merger cannot be fully realized or realized within the expected time; (ii) revenues following the merger are lower than expected; (iii) competitive pressure among depository institutions increase significantly; (iv) costs of the difficulties related to the integration of the business of Firstar and Star are greater than expected;
(v) changes in the interest rate environment reduces interest margins; (vi) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected;
(vii) legislation or regulatory requirements or changes adversely affect the business in which the combined company will be engaged; and (viii) changes may occur in the securities market.

Transaction Summary

Name:                             Firstar Corporation

Headquarters:                     Milwaukee, Wisconsin

Structure:                        Pooling-of-interests

                                  Tax-free exchange

Fixed Exchange Ratio:             0.76 share for each Firstar share

Price:                            $48.55 per share (Based on STB close on June
                                  30)
                                  $7.2 Billion Aggregate Transaction Value

Cross Option:                     19.9% cross option agreements in place

Dividend:                         New Company intends to increase dividend
                                  post-closing to provide Firstar shareholders with a comparable dividend -- a 30% increase to STB dividend

Timing: Subject to regulatory and shareholder approvals Targeted to close fourth quarter 1998 or early first quarter 1999

Due Diligence:                    Completed, including year 2000 review

Senior Management:                Chairman            Roger Fitzsimonds

                                  President & CEO     Jerry Grundhofer

                                  Vice Chairmen       John Becker (COO)
                                                      Richard Davis
                                                      David Moffett (CFO)

Board of Directors:               18 members from Star Banc
                                  14 members from Firstar




Transaction Pricing


Transaction multiples at $48.55 per share compare favorably to Star's trading multiples:

                                                                                                            Transaction Multiple
                                                               Transaction                Star                 As % of Star's
                                                              Multiples<F1>           Multiples<F1>               Multiple
                                                         ---------------------   ---------------------   ------------------------
Price as a Multiple to:
   1998E EPS  . . . . . . . . . . . . . . . . . . . . .            23.3x                   24.1x                      97%
   1999E EPS  . . . . . . . . . . . . . . . . . . . . .            21.4                    20.0                      107
   1999E EPS Adjusted for Synergies<F2> . . . . . . . .            14.9                    20.0                       75
   Book Value . . . . . . . . . . . . . . . . . . . . .             4.1                     4.3                       95


<F1> Based on Star's price of $63.88 as of June 30, 1998.
<F2> Assumes full synergies are added to Firstar's 1999E net income.
Note:   EPS estimates based on First Call.







Transaction financially attractive to both sets of shareholders:

     - Conservative assumptions yield immediate and meaningful accretion

     - Increases Star Banc's EPS growth rate


Transaction financially attractive to both sets of shareholders:

Conservative assumptions yield immediate and meaningful accretion
Increases Star Banc's EPS growth rate

Star Banc Stand Alone EPS - 19.6% CAGR

1994A - $1.28
1995A - $1.50
1996A - $1.79
1997A - $2.19

Star Banc Stand Alone EPS - 23.9% CAGR

1998E - $2.65
1999E - $3.20
2000E - $3.68

Pro Forma EPS - 23.9% CAGR

1998E - $2.69
1999E - $3.38
2000E - $4.13

Note: The difference between Star Banc Stand Alone EPS and Pro Forma EPS for 1999E is 6%; the difference for 2000E is 12%.

Note: Earnings estimates per First Call, June 30 1998.

Pro forma company well positioned to continue record of revenue growth and superior financial performance:


                                                                        Star Banc              Firstar             Combined<F3>
                                                                  -------------------    -------------------   -------------------

Market Capitalization . . . . . . . . . . . . . . . . . . . . .               $7BN                  $6BN                 $14BN
Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .               17                    21                    38
ROA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             1.90%                 1.51%                 2.12%
ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             20.1                  17.2                  23.8
Efficiency  . . . . . . . . . . . . . . . . . . . . . . . . . .             47.9                  59.2                  45.4
Midwestern Deposit Ranking  . . . . . . . . . . . . . . . . . .             15th                  11th                   4th
Ranking in Core Markets<F1> . . . . . . . . . . . . . . . . . .              8th                   9th                   2nd
States Served . . . . . . . . . . . . . . . . . . . . . . . . .                4                 5<F2>                 9<F2>

<F1> Includes IA, KY, MN, OH and WI.
<F2> Excludes trust operations in Florida.
<F3> Includes full phase-in of synergies.





Strategic Rationale

--   Financially compelling for shareholders of both companies

-- Merges proven revenue growth strategies with significantly enhanced Midwestern footprint

-- Diversifies geographic and business line concentrations while providing critical mass in key business lines


A Unique Investment Opportunity

The Transaction Creates the 4th Largest Franchise in the Midwest...

Star Banc           Firstar

Ohio (6)            Wisconsin (2)
Indiana             Illinois
Kentucky (3)        Iowa (3)
Tennessee           Minnesota (4)

() Denotes market rank.



Transaction Enhances Top Ten Performance...



                                                                           Star                Firstar             Combined<F1>
                                                                  -------------------    -------------------   -------------------
At March 31, 1998:
Efficiency Ratio  . . . . . . . . . . . . . . . . . . . . . . .              48%                   59%                   45%
Non Interest Income/Revenue . . . . . . . . . . . . . . . . . .              31                    40                    38
ROA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            1.90                  1.51                  2.11
ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            20.1                  17.2                  23.8
NPAs/Assets . . . . . . . . . . . . . . . . . . . . . . . . . .            0.39                  0.39                  0.39

At Close (12/31/98):
Tangible Equity/Tangible Assets . . . . . . . . . . . . . . . .             6.2%                  7.7%                  6.5%<F2>

<F1> Includes full phase-in of synergies.
<F2> Includes effect of restructuring charge.





 ... Capable of Achieving Industry Leading Financial Returns.

ROE

Bank of New York    25%
PRO FORMA           24%
Norwest             23%
US Bancorp          22%
Comerica            22%
Suntrust            22%
Citicorp            22%
Mellon              21%
Bank Boston         21%
PNC Bank            21%

ROA

PRO FORMA           2.1%
Fifth Third         2.0%
Bank of New York    2.05%
US Bancorp          1.9%
Mellon              1.85%
Banc One            1.8%
Norwest             1.75%
Fleet               1.6%
Comerica            1.6%
National City       1.6%

Efficiency

Fifth Third         40%
PRO FORMA           45%

US Bancorp          50%
Bank of New York    50%
BB&T                51%
Summit              51%
Mercantile          52%
Comerica            52%
Regions             53%
Citicorp            54%

Note: Rank among all regional banks greater than $25 BN assets, as of March 31, 1998 - which includes 29 banks. Based upon pro forma with full phase in of projected synergies.


Star's Proven Growth Strategy...


                                                                     For the Year Ended Dec. 31,
                                                  ---------------------------------------------------------------         CAGR
                                                       1994             1995            1996             1997          1994-1997
                                                  --------------  --------------   --------------   --------------  --------------
                                                                                (Dollars in Millions)

Net Interest Income (FTE) . . . . . . . . . . .       $349.2           $381.6          $421.5           $465.3            10.0%
Non-Interest Income . . . . . . . . . . . . . .        117.0            138.1           170.5            204.6            20.5
                                                      ------           ------          ------           ------
   Revenues . . . . . . . . . . . . . . . . . .        466.2            519.7           592.0            669.9            12.8
Non-Interest Expenses . . . . . . . . . . . . .        260.3            286.2           303.2            321.8             7.3
   Net Income . . . . . . . . . . . . . . . . .        116.6            136.6           158.4            194.8            18.7
Net Interest Margin . . . . . . . . . . . . . .         4.55%            4.44%           4.78%            4.94%             --
Efficiency Ratio  . . . . . . . . . . . . . . .         55.8             55.1            51.2             48.0              --
Non-Interest Income/Total Revenue . . . . . . .         25.1             26.6            28.8             30.5              --





Based on Transitioning to Higher Yielding Loans...

                           Star Banc Loan Portfolio


                                                                       As of December 31,
                                            -----------------------------------------------------------------------       CAGR
                                                 1993          1994           1995           1996           1997      1993 to 1997
                                            ------------   ------------   ------------  ------------   ------------   -------------
                                                                             (Dollars in Billions)

Commercial  . . . . . . . . . . . . . . .        $2.9          $3.3           $3.5           $3.8           $4.2           10.2%
Consumer  . . . . . . . . . . . . . . . .         1.4           1.8            2.2            2.6            3.0           20.3
Residential Mortgage  . . . . . . . . . .         1.0           1.2            1.2            1.2            1.2            5.1
                                                 ----          ----           ----           ----           ----           ----
   Total Loans  . . . . . . . . . . . . .        $5.3          $6.2           $6.9           $7.6           $8.4           12.4%







 ... Is Replicable in the Context of Firstar's Franchise...


                          Loan Portfolio Composition


                                                                                                      Star (Year End)
                                                                         Firstar         ------------------------------------------
                                                                      Year End 1997              1993                  1997
                                                                  --------------------   --------------------  --------------------

Commercial  . . . . . . . . . . . . . . . . . . . . . . . . . .              57%                   54%                   50%
Consumer  . . . . . . . . . . . . . . . . . . . . . . . . . . .              25                    27                    36
Residential Mortgage  . . . . . . . . . . . . . . . . . . . . .              18                    19                    14
                                                                           ----                  ----                  ----
Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100%                  100%                  100%





 ... Since Firstar Operates in Similar Markets.

                                                                           Star                Firstar
                                                                       Markets<F1>             Markets               Combined
                                                                  --------------------   --------------------  --------------------
Number of Households (MM) . . . . . . . . . . . . . . . . . . .              7.5                   8.1                  15.6
Average Household Income  . . . . . . . . . . . . . . . . . . .          $46,884               $53,441               $50,396
Projected Household Growth  . . . . . . . . . . . . . . . . . .              3.4%                  3.5%                  3.4%
Avg. MSA Share  . . . . . . . . . . . . . . . . . . . . . . . .              8.3                  11.3                   9.9

<F1> Includes impact of pending acquisitions.
Source:  SNL Securities.





New Firstar to Benefit from Achieving Critical Mass in Key Business Lines...



                                                                           Star                Firstar               Combined
At March 31, 1998                                                 --------------------   --------------------  --------------------
                                                                                        (Dollars in Billions)
Consumer Lending  . . . . . . . . . . . . . . . . . . . . . . .           $ 3.3                 $ 3.5                 $ 6.8
Commercial Lending  . . . . . . . . . . . . . . . . . . . . . .             6.2                   8.5                  14.7
Asset Management
--  Total AUM   . . . . . . . . . . . . . . . . . . . . . . . .           $11.0                 $27.1                 $38.1
--  Mutual Funds  . . . . . . . . . . . . . . . . . . . . . . .             3.0                   5.6                   8.6
Mortgage Banking
--  Originations<F1>  . . . . . . . . . . . . . . . . . . . . .           $ 2.7                 $ 1.9                 $ 4.6
--  Servicing   . . . . . . . . . . . . . . . . . . . . . . . .            14.4                   5.7                  20.1

<F1> For the year ended December 31, 1997 pro forma for acquisitions.

 ... Enhanced Distribution Channels...


                                                                           Star                Firstar               Combined
                                                                  --------------------   --------------------  --------------------

Branches                                                                   436                   240                    676
ATMs                                                                       992                   451                  1,443
                                                                                                                  --  Phone
Alternative Distribution Channels                                                                                     banking
                                                                                                                  --  PC/Internet
                                                                                                                      banking





 ... Making The New Firstar a Truly Unique Investment Opportunity.


--   Proven record of quality revenue/profitability growth

-- Unique opportunity to extend proven combined management skills across an enhanced operating platform

--   Industry leading financial performance


Transaction Economics

--   Significant EPS accretion based on conservative assumptions:

     - 12% accretion does not include any earnings from excess capital reinvestment


-- Conservative expense savings assumptions -- $174 million pre-tax, 23% of Firstar or 15% of combined expense base:

          -    Compares to average of 27%, based on comparable transactions

          -    Brings Firstar's efficiency ratio in line with Star's


-- Revenue enhancements equal to $42 million pre-tax, representing 2% of New Firstar's total revenue

--   Restructuring charge of $325 million pre-tax


Pro Forma Income Statement

              Based on Street Estimates -- Fully Diluted, Before
                              Non-Recurring Items


                                                                           1998                  1999                  2000
                                                                  --------------------   --------------------  --------------------
                                                                                        (Dollars in Millions)

Projected Star Banc Net Income  . . . . . . . . . . . . . . . .           $  294                $  355                $  407
Projected Firstar Net Income  . . . . . . . . . . . . . . . . .              307                   336                   369
Cost Savings<F1>  . . . . . . . . . . . . . . . . . . . . . . .               --                    51                   118
Revenue Enhancements  . . . . . . . . . . . . . . . . . . . . .               --                    14                    29
                                                                          ------                ------                ------
Projected Net Income  . . . . . . . . . . . . . . . . . . . . .           $  601                $  756                $  923
Projected Shares for Calculation of EPS (millions)  . . . . . .            223.8                 223.8                 223.8
Original Star FD EPS  . . . . . . . . . . . . . . . . . . . . .           $ 2.65                $ 3.20                $ 3.68
Pro Forma FD EPS  . . . . . . . . . . . . . . . . . . . . . . .             2.69                  3.38                  4.13
Accretion . . . . . . . . . . . . . . . . . . . . . . . . . . .              1.4%                  5.5%                 12.1%

<F1> Net of cost of financing restructuring charge.
Note: Earnings estimates based on First Call as of June 30, 1998. Synergies phased-in 50% in 1999 and 100% in 2000.

Cost Savings Opportunities


--   Corporate activities

     -    Centralized staff units
     -    Single bank charter


--   Data processing/operations consolidation and outsourcing

--   Delivery system optimization

     -    Commercial/branch rationalization/reconfiguration
     -    Alternative delivery channels (call centers, PC banking, ATMs)

--   Improved processes and staffing models

--   Mortgage, credit card, and asset management business line consolidations

--   Vendor leverage

Expected Cost Savings


                                                                                                               Total<F1>
                                                                                                    -------------------------------
                                                                                                         (Dollars in Millions)

Major Business Lines  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $ 60
Systems and Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  57
G&A/Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  57
                                                                                                                -----
Annual Savings                                                                                                   $174
                                                                                                                =====

<F1> Savings to be realized 50% in 1999 and 100% in 2000.





Revenue Opportunities

--   Implementation of Star's incentive based compensation program

--   Product cross-selling opportunities

--   Accelerated consumer loan growth

--   New product introduction


Revenue Opportunities -- Incentive Compensation


Implementation of Star's "Pay-for-Performance" philosophy

-- All employees receive some incentive-based pay linked to shareholder value

--   Aligns management and employee goals


--   Promotes selling, while encouraging efficiency and cost control



                    Revenues/FTE's vs. Incentive Comp Ratio

               Revenues/FTE's            ICR

1994                $126                 6.3%
1995                $135                 12.5%
1996                $148                 14.3%
1997                $163                 13.0%


Efficiency Ratio vs. Incentive Comp Ratio

                    Efficiency           ICR

1994                55.8%                6.3%
1995                55.1%                12.5%
1996                51.2%                14.3%
1997                48.0%                13.0%




Merger Related Charges

                                                                                                                 Total
                                                                                                    -------------------------------
                                                                                                         (Dollars in Millions)
Conversion Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $ 79
Employee Related  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  95
Systems/Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  77
Occupancy/Equipment Writedowns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  40
Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                  34
                                                                                                                -----
   Total Pre-Tax Merger-Related Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                $325
                                                                                                                =====






Proven Management Experience

--   Significant management experience

--   Successful acquisition history

--   Proven integration capabilities



                              Title at                           Years of
                            New Firstar          Bank           Experience
                            -----------         ------         ------------

Roger L. Fitzsimonds       Chairman       Firstar                   33

Jerry A. Grundhofer        Pres. & CEO    Wells Fargo,              30
                                          Security Pacific/
                                          BankAmerica, Star
John A. Becker             VC, COO        Firstar                   31

Richard K. Davis           VC             Security Pacific/         22
                                          BankAmerica, Star

David M. Moffett           VC, CFO        Security Pacific/         23
                                          BankAmerica, Star

Summary

Consistent With Strategy of the Companies

--   Enhances long term growth prospects

--   Stronger strategic position of franchise

Financially Compelling

--   Double digit accretion based on conservative assumptions

--   Strong capital ratios

--   Top tier financial performance

Low Risk Transaction

--   Proven management track records

--   Achievable assumptions

--   Significant integration experience

Appendix


Comparative Performance Data

                     For the Quarter ended March 31, 1998


                                                                           Star                Firstar             Combined<F1>
                                                                  --------------------   --------------------  --------------------
                                                                                        (Dollars in Millions)

Net Interest Income, FTE  . . . . . . . . . . . . . . . . . . .            $614                  $771                 $1,385
Provision . . . . . . . . . . . . . . . . . . . . . . . . . . .              52                    63                    115
Non-Interest Income . . . . . . . . . . . . . . . . . . . . . .             297                   516                    855
Non-Interest Expense  . . . . . . . . . . . . . . . . . . . . .             428                   762                  1,016

1998E Net Income  . . . . . . . . . . . . . . . . . . . . . . .             294                   307                    748

Return on Assets  . . . . . . . . . . . . . . . . . . . . . . .            1.90%                 1.51%                  2.12%
Return on Common Equity . . . . . . . . . . . . . . . . . . . .            20.1                  17.2                   23.8
Net Interest Margin . . . . . . . . . . . . . . . . . . . . . .            4.73                  4.37                   4.50

Efficiency Ratio  . . . . . . . . . . . . . . . . . . . . . . .            47.9                  59.2                   45.4
Fee Income/Total Revenue  . . . . . . . . . . . . . . . . . . .            31.4                  40.0                   38.2

<F1> Includes full effect of synergies.

Loan Composition


                               At March 31, 1998



                                                       Star(1)                     Firstar(2)                    Combined
                                            ---------------------------   ---------------------------  ---------------------------
                                                               % of                          % of                         % of
                                               Balance         Total         Balance        Total         Balance         Total
                                            ------------   ------------   ------------  ------------   ------------   -------------
                                                                             (Dollars in Millions)
Commercial & Commercial RE  . . . . . . .      $ 6,165           52%         $ 8,473           59%        $14,639           55%
1-4 Family RE . . . . . . . . . . . . . .        2,099           18            2,497           17           4,596           18
Retail and Other  . . . . . . . . . . . .        3,592           30            3,380           24           6,972           27
                                               -------         ----          -------         ----         -------         ----
   Total loans  . . . . . . . . . . . . .      $11,856          100%         $14,350          100%        $26,207          100%
                                               =======         ====          =======         ====         =======         ====

<F1> Pro forma for Trans Financial and Banc One branches.
<F2> Pro forma for Cargill.

Deposit Composition


                               At March 31, 1998



                                                      Star<F1>                      Firstar                      Combined
                                            ---------------------------   ---------------------------  ---------------------------
                                                               % of                          % of                         % of
                                               Balance         Total         Balance        Total         Balance         Total
                                            ------------   ------------   ------------  ------------   ------------   -------------
                                                                             (Dollars in Millions)
Non-interest bearing  . . . . . . . . . .      $ 2,346          18.0%        $ 3,883          25.7%       $ 6,229          22.1
Interest bearing
   Money market . . . . . . . . . . . . .        2,196          16.8           3,170          21.0          5,366          19.0%
   Other savings  . . . . . . . . . . . .        2,626          20.1           3,128          20.7          5,754          20.4
   Certificates . . . . . . . . . . . . .        5,886          45.1           4,944          32.7         10,830          38.4
                                               -------        ------         -------        ------        -------        ------
   Total interest bearing . . . . . . . .       10,707          82.0          11,242          74.3         21,949          77.9
                                               -------        ------         -------        ------        -------        ------
   Total deposits . . . . . . . . . . . .      $13,053         100.0%        $15,125         100.0%       $28,178         100.0%
                                               =======        ======         =======        ======        =======        ======


<F1> Pro forma for Trans Financial, and Banc One branches.

Credit Quality


                  At or for the Quarter ended March 31, 1998



                                                                           Star                Firstar               Combined
                                                                  --------------------   --------------------  --------------------
                                                                                        (Dollars in Millions)
Total Loans . . . . . . . . . . . . . . . . . . . . . . . . . .          $11,223               $13,827               $25,050
Nonperforming Loans . . . . . . . . . . . . . . . . . . . . . .               51                    73                   124
Nonperforming Assets  . . . . . . . . . . . . . . . . . . . . .               58                    80                   138
Loan Loss Reserve . . . . . . . . . . . . . . . . . . . . . . .              174                   219                   393

NPLs/Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .             0.46%                 0.53%                 0.50%
NPAs/Assets . . . . . . . . . . . . . . . . . . . . . . . . . .             0.39                  0.39                  0.39
NCOs/Avg. Loans . . . . . . . . . . . . . . . . . . . . . . . .             0.42                  0.46                  0.44
Reserves/Loans  . . . . . . . . . . . . . . . . . . . . . . . .             1.55                  1.58                  1.57
Reserves/NPLs                                                             339.18                300.82                316.68
Reserves/NPAs                                                             302.61                273.75                285.82


Note: Data before Star's acquisition of Banc One branches and Firstar's acquisition of Cargill leasing.

Expanded Market Area


                                                                        Pro Forma                                   Number of
                                                                         Deposits            Market Share            Branches
                                                                  --------------------   --------------------  --------------------
                                                                                        (Dollars in Millions)

Ohio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $8,040                  5.4%                 279
Wisconsin . . . . . . . . . . . . . . . . . . . . . . . . . . .            7,951                 12.1                  118
Kentucky  . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,716                  8.2                  109
Iowa  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,311                  5.8                   49
Illinois  . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,138                  1.0                   43
Minnesota . . . . . . . . . . . . . . . . . . . . . . . . . . .            1,973                  3.4                   32
Indiana . . . . . . . . . . . . . . . . . . . . . . . . . . . .              433                  0.7                   22
Tennessee . . . . . . . . . . . . . . . . . . . . . . . . . . .              412                  0.7                   16
Arizona . . . . . . . . . . . . . . . . . . . . . . . . . . . .              160                  0.4                    4


Source: SNL Securities. Data as of 6/30/97, adjusted for announced transactions.




Creates Leading Midwest Banking Franchise -- Top MSA Markets


--   Ranks among the top 5 in 11 of the 15 largest MSAs in which it operates

                                                                          Total                 Market
                                                                         Deposits            Share of MSA            Branches
MSA                                                               --------------------   --------------------  --------------------
1.  Milwaukee, WI   . . . . . . . . . . . . . . . . . . . . . .            $4.3                  18.6%                  41
2.  Cincinnati, OH  . . . . . . . . . . . . . . . . . . . . . .             3.3                  14.4                   87
3.  Chicago, IL   . . . . . . . . . . . . . . . . . . . . . . .             2.1                   1.4                   41
4.  Minneapolis-St. Paul, MN  . . . . . . . . . . . . . . . . .             2.0                   5.7                   32
5.  Cleveland, OH   . . . . . . . . . . . . . . . . . . . . . .             1.8                   4.5                   59
6.  Columbus, OH  . . . . . . . . . . . . . . . . . . . . . . .             1.0                   4.4                   34
7.  Louisville, KY  . . . . . . . . . . . . . . . . . . . . . .             0.9                   6.2                   21
8.  Madison, WI   . . . . . . . . . . . . . . . . . . . . . . .             0.8                  15.8                    9
9.  Cedar Rapids, IA  . . . . . . . . . . . . . . . . . . . . .             0.5                  23.7                    5
10. Dayton-Springfield, OH  . . . . . . . . . . . . . . . . . .             0.5                   5.5                   28
11. Bowling Green, KY<F1>   . . . . . . . . . . . . . . . . . .             0.4                  36.4                    6
12. Sheboygan, WI   . . . . . . . . . . . . . . . . . . . . . .             0.4                  31.4                    2
13. Des Moines, IA  . . . . . . . . . . . . . . . . . . . . . .             0.4                   6.2                    6
14. Hamilton-Middletown, OH   . . . . . . . . . . . . . . . . .             0.3                  13.4                   17
15. Owensboro, KY   . . . . . . . . . . . . . . . . . . . . . .             0.3                  27.9                    7
16. Lexington, KY   . . . . . . . . . . . . . . . . . . . . . .             0.3                   6.0                   11


Source: SNL Securities. Data as of 6/30/97, adjusted for announced transactions.

<F1> Indicates market share in Federal Banking Market.
